SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 14, 2004

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission file Number)	(IRS Employer ID Number)

8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina	27615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Item 5.	Other Events and Regulation FD Disclosure

On January 14, 2004, Salix Pharmaceuticals, Ltd. issued a press release announcing the appointment of William P. Keane to the Company’s Board of Directors. A copy of this press release is attached.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated January 14, 2004 of Salix Pharmaceuticals, Ltd., announcing the appointment of William P. Keane to the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date:	January 14, 2004	By:	/s/ Adam C. Derbyshire

Adam C. Derbyshire Senior Vice President and Chief Financial Officer